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                                                                   EXHIBIT 10.29


               FIRST AMENDMENT TO CAPITAL CONTRIBUTION AGREEMENT
               -------------------------------------------------


     THIS FIRST AMENDMENT TO CAPITAL CONTRIBUTION AGREEMENT is dated as of the _____ day of January, 1999 (this "First Amendment"), and entered into among ABRY BROADCAST PARTNERS II, L.P., a Delaware limited partnership ("ABRY"), PINNACLE TOWERS INC., a Delaware corporation (the "Borrower"), PINNACLE HOLDINGS, INC. ("Parent"), the Lenders signatory hereto, NATIONSBANK, N.A., a national banking association, individually and as Administrative Lender (in such latter capacity, the "Administrative Lender").

                                  WITNESSETH:
                                  ----------

     WHEREAS, the Borrower, the Parent, ABRY, the Administrative Lender, and Lenders entered into a Capital Contribution Agreement, dated as of May 29, 1998 (as amended, restated, or otherwise modified from time to time, the "Capital Contribution Agreement");

     WHEREAS, the Lenders, the Parent, the Borrower, ABRY, and the Administrative Lender have agreed to amend the Credit Agreement to make certain changes to the terms therein upon the terms and conditions set forth below;

     NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower, the Parent, the Lenders, and the Administrative Lender agree as follows:

     SECTION 1.  Definitions.  Unless specifically defined or redefined below,
                 -----------
capitalized terms used herein shall have the meanings ascribed thereto in the Capital Contribution Agreement.

     SECTION 2.  Amendment to Section.  Section 5 of the Capital Contribution
                 --------------------
Agreement is amended by adding the following sentence to the end of that
Section:

     Notwithstanding anything contained herein to the contrary, if at any time ABRY representatives shall constitute less than a majority of the board of directors of the Parent, the Administrative Lender may demand that ABRY, upon twelve (12) Business Days' notice, make an equity capital contribution to the Parent in immediately available funds of an amount up to but not exceeding $9,000,000 (less capital contributions made by ABRY after January _____, 1999). Upon demand as provided in this Section and in Section 2, ABRY agrees that it shall be obligated to make the capital contribution as required by this Section and Section 2.

     SECTION 3.  Conditions Precedent.  This First Amendment shall not be
                 --------------------
effective until all proceedings of the Borrower, the Parent, and ABRY taken in connection with this First Amendment and the transactions contemplated hereby shall be satisfactory in form and substance

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to the Administrative Lender and Lenders, and the Administrative Lender and
Lenders shall have each received the following: copies of resolutions of the Borrower, Parent and ABRY authorizing the execution, delivery and performance of this First Amendment in form acceptable to the Administrative Lender, the Third Amendment to the Credit Agreement, and such other documents, instruments, and certificates, in form and substance satisfactory to the Lenders, as the Lenders shall deem necessary or appropriate in connection with this First Amendment and the transactions contemplated hereby.

     SECTION 4.  Representations and Warranties.  The Borrower, the Parent, and
                 ------------------------------
ABRY each represents and warrants to the Lenders and the Administrative Lender that (a) this First Amendment constitutes its legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) with respect to the Borrower and the Parent, there exists no Event of Default or Default under the Credit Agreement both before and after giving effect to this First Amendment, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers to which it is a party are true and correct on the date hereof both before and after giving effect to this First Amendment, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers to which it is a party by the date hereof, (c) the Capital Contribution Agreement, as amended hereby, and the other Loan Papers remain in full force and effect, and (f) no notice to, or consent of, any Person is required under the terms of any agreement of the Borrower, Parent or ABRY in connection with the execution of this First Amendment.

     SECTION 5.  Further Assurances.  ABRY, the Parent, and the Borrower shall
                 ------------------
execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Administrative Lender, as the Administrative Lender or any Lender or any Lender may deem necessary or appropriate in connection with this First Amendment.

     SECTION 6.  Counterparts.  This First Amendment and the other Loan Papers
                 ------------
may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

     SECTION 7.  ENTIRE AGREEMENT.  THIS AGREEMENT AND THE OTHER LOAN PAPERS
                 ----------------
REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     SECTION 8.  GOVERNING LAW.  (a) THIS AGREEMENT AND ALL LOAN PAPERS SHALL BE
                 -------------
DEEMED CONTRACTS MADE UNDER THE LAWS OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE

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LAWS OF TEXAS, EXCEPT TO THE EXTENT (A) FEDERAL LAWS GOVERN THE VALIDITY,
CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS AGREEMENT AND ALL LOAN PAPERS OR (B) STATE LAW GOVERNS UCC COLLATERAL INTERESTS FOR PROPERTIES OF ABRY, THE PARENT, BORROWER AND THE SUBSIDIARIES OUTSIDE THE STATE OF TEXAS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, ABRY, THE PARENT, BORROWER AND EACH SUBSIDIARY AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

     (b) ABRY, THE PARENT, THE BORROWER AND EACH SUBSIDIARY HEREBY WAIVES PERSONAL SERVICE OF ANY LEGAL PROCESS UPON IT. IN ADDITION, ABRY, THE PARENT, THE BORROWER AND EACH SUBSIDIARY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO ABRY, THE PARENT, THE BORROWER AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON RECEIPT BY ABRY, THE PARENT, AND THE BORROWER. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE LENDER OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     SECTION 9.  WAIVER OF JURY TRIAL.  TO THE MAXIMUM EXTENT PERMITTED BY LAW,
                 --------------------
ABRY, THE PARENT, THE BORROWER, EACH SUBSIDIARY AND EACH LENDER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER LOAN PAPERS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

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            THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
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     IN WITNESS WHEREOF, this First Amendment to Capital Contribution Agreement is executed as of the date first set forth above.

COMPANY:                            PINNACLE TOWERS, INC.


                                    _________________________________________
                                    By:______________________________________
                                    Its:_____________________________________



PARENT:                             PINNACLE HOLDINGS, INC.


                                    _________________________________________
                                    By:______________________________________
                                    Its:_____________________________________


                                    ABRY BROADCAST PARTNERS II, L.P.
                                    By ABRY Capital, L.P.
                                    Its General Partner
                                    By ABRY Holdings, Inc.,
                                    Its General Partner


                                    _________________________________________
                                    By:______________________________________
                                    Its:_____________________________________


                                    NATIONSBANK, N.A, as Administrative
                                    Lender, and individually as a Lender


                                    _________________________________________
                                    By:  Roselyn Drake
                                    Its: Vice President

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                                    GOLDMAN SACHS CREDIT PARTNERS
                                         L.P.


                                    _________________________________________
                                    By:______________________________________
                                    Its:_____________________________________


                                    BANKBOSTON, N.A.


                                    _________________________________________
                                    By:______________________________________
                                    Its:_____________________________________


                                    SOCIETE GENERALE, NEW YORK
                                    BRANCH


                                    _________________________________________
                                    By:______________________________________
                                    Its:_____________________________________



                                    BANK OF AMERICA


                                    _________________________________________
                                    By:______________________________________
                                    Its:_____________________________________



                                    UNION BANK OF CALIFORNIA, N.A.


                                    _________________________________________
                                    By:______________________________________
                                    Its:_____________________________________


                                       5
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                                    KEY CORPORATE CAPITAL, INC.


                                    _________________________________________
                                    By:______________________________________
                                    Its:_____________________________________



                                    CO-BANK, ACB


                                    _________________________________________
                                    By:______________________________________
                                    Its:_____________________________________


                                    GENERAL ELECTRIC CAPITAL CORP.


                                    _________________________________________
                                    By:______________________________________
                                    Its:_____________________________________

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